UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

SOUTHERN PERU COPPER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2575 East Camelback Road, Suite 500, Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

(602) 977-6595

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17         CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Filed hereto as Exhibit 1.1 is a form of underwriting agreement in connection with the proposed secondary offering by certain stockholders of Southern Peru Copper Corporation: Cerro Trading Company, Inc., SPC Investors, L.L.C., Phelps Dodge Overseas Capital Corporation and Climax Molybdenum BV.  Citigroup and UBS Investment Bank are joint bookrunning managers of the secondary offering.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 1.1                                          Underwriting Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN PERU COPPER CORPORATION.

Dated: June 9, 2005	By:	/s/ Armando Ortega
		Name:	Armando Ortega
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 1.1	Underwriting Agreement.